UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2010

Cloud Peak Energy Resources LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34547	26-4073917
(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave.
Gillette, WY	82716
(Address of Principal Executive Offices)	(Zip Code)

(307) 687-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment No. 1 on Form 8-K/A is to amend the Current Report on Form 8-K, that contained Items 8.01 and 9.01 only (Film No. 101206567), filed by Cloud Peak Energy Resources LLC on November 19, 2010 by (i) relocating the disclosure previously set forth under Item 8.01 and instead furnishing it under Item 7.01 and (ii) stating that Exhibit 99.1 is furnished herewith.

Item 7.01.         Regulation FD Disclosure

On November 19, 2010, Cloud Peak Energy Inc., the sole managing member of Cloud Peak Energy Resources LLC (the “Company”), filed a Registration Statement on Form S-1 (the “Form S-1”) with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), for the public offering from time to time of up to 29,400,000 shares of the common stock of Cloud Peak Energy Inc. by the selling shareholders named in the Form S-1.  The Company is furnishing this Form 8-K for the purpose of updating certain risk factors affecting the Company and its business contained in its other filings with the SEC, which updated risk factors are furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference in this Item 7.01.

This Current Report on Form 8-K and the attached updated risk factors are for informational purposes only and do not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This Current Report on Form 8-K and the attached updated risk factors contain “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning.  Forward-looking statements are based on management’s current expectations or beliefs, as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations and other factors.  These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements.  We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Current Report on Form 8-K or the attached updated risk factors, whether as a result of new information, future events or otherwise, except as required by law.

The information set forth in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is being furnished herewith.

99.1                           Updated Company Disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY RESOURCES LLC

	By:	/s/ Amy J. Stefonick
		Name:	Amy J. Stefonick
		Title:	Corporate Secretary

Date: November 24, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Updated Company Disclosure